SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2008
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J & J SNACK FOODS CORP.
(Exact name of registrant as specified in its charter)
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New Jersey	0-14616	22-1935537
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6000 Central Highway, Pennsauken, NJ 08109
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code (856) 665-9533

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On January 24, 2008, J & J Snack Foods Corp. issued a press release regarding its earnings for the first quarter of fiscal 2008.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

99.1	Press Release dated January 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J & J SNACK FOODS CORP.
(Registrant)
		By:	/s/ Gerald B. Shreiber
			Name:	Gerald B. Shreiber
			Title:	President

/s/ Dennis G. Moore
			Name:	Dennis G. Moore
Date:	January 24, 2008		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 24, 2008